Exhibit 99.3

SIGYN THERAPEUTICS, INC.

UNAUDITED PROFORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

SIGYN THERAPEUTICS, INC.

UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2019 AND

AS OF AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2020

The following unaudited proforma condensed combined financial statements give effect to the October 19, 2020 Share Exchange Agreement whereby Reign Resources Corporation, a Delaware corporation (“Registrant”) will acquire 100% of the issued and outstanding shares of common stock of Sigyn Therapeutics, Inc. (“Sigyn” or the “Company”), in exchange for a total of 75% of the fully paid and nonassessable shares of the Registrant’s common stock outstanding immediately following the Closing of the Agreement (the “Acquisition”). The Company is an early-stage therapeutic technology company headquartered in San Diego, California USA whose focus is to address a significant unmet need in global health; the treatment of life-threatening inflammatory conditions precipitated by Cytokine Storm Syndrome, a hyperactive immune response that can induce multiple organ failure and cause death. Upon the closing of the Acquisition, the Company extinguished all previously reported liabilities, its preferred class of shares, and all stock purchase options. The reported liabilities totaling $3,429,516 converted into a total of 7,907,351 common shares

The acquisition will be accounted for as a “reverse merger’’ and recapitalization since the stockholders of SDI will own a majority of the outstanding shares of the common stock immediately following the completion of the transaction assuming that holders of 10% of the Public Shares exercise their conversion rights. SDI will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of SDI. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements are those of SDI and are recorded at the historical cost basis of SDI. North Shore’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of SDI after consummation of the acquisition.

The unaudited proforma condensed combined balance sheet as of September 30, 2020, together with the unaudited condensed combined statements of operations for the year ended December 31, 2019 and for the three and nine months ended September 30, 2020 presented herein gives effect to the Acquisition as if the transaction had occurred at the beginning of such periods and includes certain adjustments that are directly attributable to the transaction which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes and assumptions. The unaudited condensed combined pro forma statements of operations and balance sheet are based on the historical financial statements of the Registrant and Sigyn for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

The proforma condensed combined financial statements presented herein are unaudited and have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and Sigyn been a combined company during the specified periods. The unaudited proforma condensed combined financial statements, including the notes and assumptions thereto, are qualified in their entirety by reference, and should be read in conjunction with:

●	The accompanying notes and assumptions to the unaudited proforma condensed combined financial statements.

●	the audited consolidated financial statements of the Company for the year ended December 31, 2019 and the related notes thereto, included in its Annual Report on Form 10-K and the unaudited consolidated financial statements of the Company for the three and nine months ended September 30, 2020 and the related notes thereto, included in its Quarterly Report on Form 10-Q both as filed with the Securities and Exchange Commission.

●	The audited financial statements of Sigyn for the year ended December 31, 2019 as filed herewith as Exhibit 99.1 to this Form 8-K.

●	The unaudited financial statements of Sigyn for the three and nine months ended September 30, 2020 and 2019 as filed herewith as Exhibit 99.2 to this Form 8-K.

The purchase price allocation for Sigyn takes into account the information management believes is reasonable.

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SIGYN THERAPEUTICS, INC.

PROFORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2020

(Unaudited)

				Excluded
	Reign	Sigyn		Assets and	Adjustment	Pro Forma	Pro Forma
	Corporation	Therapeutics	Combined	Liabilities	Letter	Adjustments	Combined
	(Historical)	(Historical)		(A)
ASSETS
Current assets:
Cash	$-	$365,145	$365,145	$-			$365,145
Inventory	586,047	-	586,047	-			586,047
Total current assets	586,047	365,145	951,192	-			951,192
			-
Equipment, net	2,073	-	2,073	-		-	2,073
Intangible assets	22,061	10,199	32,260	-		-	32,260
Total assets	$610,181	$375,344	$985,525	$-			$985,525

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$38,745	$1,090	$39,835	$(38,745)			$1,090
Accrued compensation - related party	1,227,264	-	1,227,264	(1,227,264)			-
Accrued payroll taxes	-	22,021	22,021	-			22,021
Short term notes payable	60,000	-	60,000	(60,000)			-
Convertible notes payable, less unamortized debt discount	1,894,711	849,576	2,744,287	(1,894,711)			849,576
Other current liabilities	208,796	-	208,796	(208,796)			-
Total current liabilities	3,429,516	872,687	4,302,203	(3,429,516)			872,687
Total liabilities	3,429,516	872,687	4,302,203	(3,429,516)			872,687

Commitments and contingencies

Stockholders’ deficit
Preferred stock	-	-	-	-			-
Common stock	64	500	564	791	B	2,064	3,419
Additional paid-in-capital	13,675,975	223,700	13,899,675	3,428,725	B	(2,064)	17,326,336
Accumulated deficit	(16,495,374)	(721,543)	(17,216,917)	-			(17,216,917)
Total stockholders’ deficit	(2,819,335)	(497,343)	(3,316,678)	3,429,516			112,838
Total liabilities and stockholders’ deficit	$610,181	$375,344	$985,525	$-			$985,525

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SIGYN THERAPEUTICS, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Unaudited)

	Reign	Sigyn		Adjustment	Pro Forma	Pro Forma
	Corporation	Therapeutics	Combined	Letter	Adjustments	Combined
	(Historical)	(Historical)

Revenues	$4,590	$-	4,590		-	$4,590

Cost of Sales	2,062	-	2,062		-	2,062

Gross Profit	2,528	-	2,528		-	2,528

Operating expenses:
Marketing expenses	968	505	1,473		-	1,473
Research and development	-	1,978	1,978		-	1,978
Stock based compensation - related party	43,250	-	43,250		-	43,250
General and administrative	190,878	569,384	760,262		-	760,262
Total operating expenses	235,096	571,867	806,963		-	806,963
Loss from operations	(232,568)	(571,867)	(804,435)		-	(804,435)

Other (income) expense:
Other income	(2,000)	-	(2,000)		-	(2,000)
Interest expense	188,847	148,126	336,973		-	336,973
Total other expense	186,847	148,126	334,973		-	334,973

Loss before income taxes	(419,415)	(719,993)	(1,139,408)		-	(1,139,408)
Income taxes	-	-	-		-	-

Net loss	$(419,415)	$(719,993)	$(1,139,408)		$-	$(1,139,408)

Net loss per share, basic and diluted	$(0.68)	$(1.44)	$(1.02)		$-	$(0.04)

Weighted average number of shares outstanding
Basic and diluted	614,040	500,000	1,114,040	C	25,140,000	26,254,040

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SIGYN THERAPEUTICS, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020

(Unaudited)

	Reign	Sigyn		Adjustment	Pro Forma	Pro Forma
	Corporation	Therapeutics	Combined	Letter	Adjustments	Combined
	(Historical)	(Historical)

Revenues	$3,834	$-	3,834		-	$3,834

Cost of Sales	1,799	-	1,799		-	1,799

Gross Profit	2,035	-	2,035		-	2,035

Operating expenses:
Marketing expenses	-	400	400		-	400
General and administrative	89,612	202,576	292,188		-	292,188
Total operating expenses	89,612	202,976	292,588		-	292,588
Loss from operations	(87,577)	(202,976)	(290,553)		-	(290,553)

Other (income) expense:
Interest expense	62,969	60,262	123,231		-	123,231
Total other expense	62,969	60,262	123,231		-	123,231

Loss before income taxes	(150,546)	(263,238)	(413,784)		-	(413,784)
Income taxes	-	-	-		-	-

Net loss	$(150,546)	$(263,238)	$(413,784)		$-	$(413,784)

Net loss per share, basic and diluted	$(0.24)	$(0.53)	$(0.36)		$-	$(0.02)

Weighted average number of shares outstanding
Basic and diluted	638,789	500,000	1,138,789	C	25,140,000	26,278,789

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SIGYN THERAPEUTICS, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(Unaudited)

	Reign	Sigyn		Adjustment	Pro Forma	Pro Forma
	Corporation	Therapeutics	Combined	Letter	Adjustments	Combined
	(Historical)	(Historical)

Revenues	$143,322	$-	143,322		-	$143,322

Cost of Sales	35,665	-	35,665		-	35,665

Gross Profit	107,657	-	107,657		-	107,657

Operating expenses:
Marketing expenses	11,831	-	11,831		-	11,831
General and administrative	613,784	1,550	615,334		-	615,334
Total operating expenses	625,615	1,550	627,165		-	627,165
Loss from operations	(517,958)	(1,550)	(519,508)		-	(519,508)

Other expense:
Modification of debt	2,739,847	-	2,739,847		-	2,739,847
Interest expense	55,200	-	55,200		-	55,200
Total other expense	2,795,047	-	2,795,047		-	2,795,047

Loss before income taxes	(3,313,005)	(1,550)	(3,314,555)		-	(3,314,555)
Income taxes	-	-	-		-	-
Loss from continuing operations	(3,313,005)	(1,550)	(3,314,555)		-	(3,314,555)
Gain on disposal of discontinued operations	238,315	-	238,315		-	238,315
Net loss	$(3,074,690)	$(1,550)	$(3,076,240)		$-	$(3,076,240)

Net loss per share, basic and diluted	$(5.67)	$(0.00)	$(2.95)		$-	$(0.12)

Weighted average number of shares outstanding
Basic and diluted	541,816	500,000	1,041,816	C	25,140,000	26,181,816

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SIGYN THERAPEUTICS, INC.

NOTES AND ASSUMPTIONS TO THE UNAUDITED PROFORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – ACQUISITION OF ASSETS OF SIGYN

Sigyn Therapeutics, Inc. (“Sigyn” or the “Company”) was established on October 29, 2019 in the State of Delaware.

Sigyn is a is a development-stage therapeutic technology company headquartered in San Diego, California USA. The Company is focused on addressing a significant unmet need in global health; the treatment of life-threatening inflammatory conditions precipitated by Cytokine Storm Syndrome, a dysregulated immune response that can induce multiple organ failure and cause death.

On August 25, 2020, Reign Resources Corporation, a Delaware corporation (the “Registrant”) executed a Share Exchange Agreement (the “Agreement”) with Sigyn, whereby the Registrant will acquire 100% of the issued and outstanding shares of common stock of Sigyn, in exchange for a total of 75% of the fully paid and nonassessable shares of the Registrant’s common stock outstanding immediately following the Closing of the Agreement (the “Acquisition”). The Closing Date for the Acquisition was October 19, 2020, at which date, upon FINRA approval, the Company’s trading symbol changed to SIGY.

Upon the Closing of, and as a result of, the Acquisition, Sigyn became a wholly-owned subsidiary of the Company, and following the consummation of the Acquisition and giving effect to the issuance of the Company’s shares of common stock as part of the Acquisition, as well as additional shares of common stock to be issued to noteholders and warrant holders of both the Company and Sigyn, the stockholders of Sigyn will beneficially own approximately Seventy-five percent (75%) of the issued and outstanding Common Stock of the Company on a fully diluted basis.

In addition, in connection with the Acquisition, the two principals of Sigyn will be appointed to serve as members of the Company’s board of directors. The parties have taken the actions necessary to provide that the Acquisition is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Acquisition will result in a change in the composition and control of the board of directors of the Company.

As a result of completing the merger, the Company extinguished all previously reported liabilities, its preferred class of shares, and all stock purchase options. The reported liabilities totaling $3,429,516 converted into a total of 7,907,351 common shares.

On October 12, 2020, the Company changed its name to Sigyn Therapeutics, Inc. from Reign Resources Corporation pursuant to an amendment to its articles of incorporation filed with the State of Delaware on that date.

Sigyn Therapy™ is a novel blood purification technology designed to mitigate cytokine storm syndrome through the broad-spectrum depletion of inflammatory targets from the bloodstream. The device is designed for use on dialysis and CRRT machines that are located in hospitals and clinics worldwide. Cytokine storm syndrome is the hallmark of sepsis, which is the most common cause of in-hospital deaths and claims more lives each year than all forms of cancer combined. Virus induced cytokine storm (VICS) is associated with high mortality and is a leading cause of SARS-CoV-2 (COVID-19) deaths. Other therapeutic opportunities include but are not limited to bacteria induced cytokine storm (BICS), acute respiratory distress syndrome (ARDS) and acute forms of liver failure, such as hepatic encephalopathy.

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Sigyn Therapy may also be a candidate to stabilize or extend the lives of patients waiting for the identification of a matched liver for transplantation. In such a scenario, Sigyn Therapy would serve as a bridge-to-liver transplant.

On December 1, 2020, The Company reported the results of an in vitro study that demonstrated the ability of Sigyn Therapy to deplete the presence of critical inflammatory targets from human blood plasma. In the study, Sigyn Therapy simultaneously reduced the presence of endotoxin and relevant pro-inflammatory cytokines, which included Interleukin-1 Beta (IL-1B), Interleukin-6 (IL-6) and Tumor Necrosis Factor alpha (TNF-a). Endotoxin (lipopolysaccharide or LPS) is a potent mediator implicated in the pathogenesis of sepsis and septic shock. The dysregulated over-production of IL-1B, IL-6 and TNF-a can induce organ failure and cause death.

An objective of the study was to rebalance elevated cytokine levels and optimize the elimination of endotoxin from human blood plasma. The study was conducted in triplicate over four-hour time periods with a pediatric version of Sigyn Therapy. Average reduction of endotoxin load peaked at 83% during the studies. The average reduction of IL-1B was 69%, IL-6 reduction was 59% and TNF-a reduction was 57% during the four-hour studies. The Company plans to incorporate the resulting data into an Investigational Device Exemption (IDE) that it plans to submit to the United States Food and Drug Administration (FDA) in 2021.

Sigyn Therapeutics also disclosed that it is evaluating the ability of Sigyn Therapy to address CytoVesicles that transport cytokines and other inflammatory cargos throughout the bloodstream. The Company believes that the simultaneous clearance of circulating CytoVesicles, endotoxin and inflammatory cytokines would be a significant advancement that may overcome the limitations of previous drugs and devices to address life-threatening inflammatory conditions.

To learn more, visit www.SigynTherapeutics.com or www.SigynTherapy.com

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited proforma condensed combined financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company. The accounting policies of Sigyn were not deemed to be materially different to those adopted by the Company.

NOTE 3 – PROFORMA ADJUSTMENTS

The unaudited proforma condensed combined financial statements are based upon the historical financial statements of the Company and Sigyn and certain adjustments which the Company believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the proforma adjustments. As discussed above in Note 1, the fair value amounts assigned to the identifiable assets acquired and liabilities assumed are considered preliminary at this time. However, the Company believes that the preliminary determination of fair value of acquired assets and assumed liabilities and other related assumptions utilized in preparing the unaudited proforma condensed combined financial statements provide a reasonable basis for presenting the proforma effects of the Acquisition.

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The adjustments made in preparing the unaudited proforma condensed combined financial statements are as follows:

A.	To eliminate liabilities of Registrant totaling $3,429,516 not subject to the Acquisition in exchange for 7,907,351 shares of common stock. and to eliminate the equity and accumulated deficit accounts of Sigyn pursuant to the Acquisition.

B.	To eliminate the equity and accumulated deficit accounts of Sigyn pursuant to the Acquisition and issue 25,640,000 of the Registrant’s common shares in exchange for a total of 75% of the fully paid and nonassessable shares of the Registrant’s common stock outstanding immediately following the Acquisition.

C.	Proforma basic and diluted loss per common share information presented in the accompanying proforma condensed combined statements of operations for the three and nine months ended September 30, 2020 is based on the weighted average number of common shares which would have been outstanding during the periods had the Acquisition occurred on the first day of the period presented.

Summary of Pro Forma Adjustment shares:

	Nine Months Ended September 30, 2020	Three Months Ended September 30, 2020	For the Year Ended December 31, 2019
Shares issued due to acquisition	25,640,000	25,640,000	25,640,000
Less: elimination of Sigyn shares due to acquisition	(500,000)	(500,000)	(500,000)
Pro Forma Adjustment of shares outstanding due to acquisition	(25,140,000)	(25,140,000)	(25,140,000)

The unaudited proforma condensed combined financial October 19, 2020 by both the Company and Sigyn to consummate the Acquisition, except as noted above. Acquisition costs include fees payable for investment banking services, legal fees, accounting, and auditing fees. Such costs will be expenses as incurred.

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